EXHIBIT 32

SECTION 1350 CERTIFICATION

In connection with the annual report of Kalex Corp. (“Company”) on Form 10-K for the year ended June 30, 2013 as filed with the Securities and Exchange Commission (“Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 17, 2015	By:	/s/ Scott N. Weinert
Scott N. Weinert
Chief Executive Officer/President
(principal executive officer)

Dated: June 17, 2015	By:	/s/ J. Scott Tassan
J. Scott Tassan
Chief Financial Officer
(principal financial and accounting officer)